CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

We are a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We will seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also expect to continue to evaluate equity and debt investments in Upstream, Midstream and Other Energy Companies. “Energy Companies,” “Midstream Energy Companies,” “Upstream Energy Companies” and “Other Energy Companies” are each defined in Note 1 — Organization.

Our Top Ten Portfolio Investments as of August 31, 2011

Listed below are our top ten portfolio investments by issuer as of August 31, 2011.

							Percent of
			Public/	Equity/		Amount	Long-Term
		Holding	Private	Debt	Sector	($ in millions)	Investments

1	.	Direct Fuels Partners, L.P.	Private	Equity	Midstream	$42.1	14.1%
2	.	VantaCore Partners L.P.	Private	Equity	Aggregates	18.0	6.0
3	.	ProPetro Services, Inc.	Private	Equity/Debt	Oilfield Services	17.0	5.7
4	.	Enterprise Products Partners L.P.	Public	Equity	Midstream	15.5	5.2
5	.	Energy Transfer Partners, L.P.	Public	Equity	Midstream	14.5	4.8
6	.	ONEOK Partners, L.P.	Public	Equity	Midstream	13.0	4.4
7	.	Buckeye Partners, L.P.	Public	Equity	Midstream	12.2	4.1
8	.	Penn Virginia Resource Partners, L.P.	Public	Equity/Debt	Coal	11.9	4.0
9	.	Energy Transfer Equity, L.P.	Public	Equity	Midstream	10.1	3.4
10	.	Regency Energy Partners L.P.	Public	Equity	Midstream	9.3	3.1

						$163.6	54.8%

Results of Operations — For the Three Months Ended August 31, 2011

Investment Income.  Investment income totaled $2.9 million and consisted primarily of net dividends and distributions and interest income on our debt investments. We received $4.5 million of cash dividends and distributions, of which $2.9 million was treated as a return of capital during the period. During the fiscal second and third quarters of 2011, we received 2010 tax reporting information that was used to decrease our prior year return of capital estimate by a total of $1.1 million. During the second quarter, we received information from International Resource Partners (“IRP”) that reduced the return of capital estimate by $1.4 million. In the third quarter, we increased the return of capital estimate by $0.3 million based on tax reporting information from other portfolio investments. During the quarter, we received $1.3 million of interest income, of which $0.4 million was paid-in-kind interest from ProPetro. We also received $0.8 million of paid-in-kind dividends, of which $0.6 million was from VantaCore Partners LP. These paid-in-kind dividends are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $2.4 million, including $1.4 million of investment management fees, $0.5 million of interest expense and $0.5 million of other operating expenses. Interest expense

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

included $0.1 million of amortization of debt issuance costs. Investment management fees were equal to an annual rate of 1.75% of average total assets.

Net Investment Income.  Our net investment income totaled $0.3 million and included a current income tax expense of $0.1 million and a deferred income tax expense of $0.1 million.

Net Realized Gains.  We had net realized gains from investments of $2.3 million, after taking into account a current income tax expense of $1.1 million and a deferred income tax expense of $0.1 million.

Net Change in Unrealized Losses.  We had net unrealized losses of $7.3 million. The net unrealized loss consisted of $11.3 million of unrealized losses from investments and a deferred income tax benefit of $4.0 million.

Net Decrease in Net Assets Resulting from Operations.  We had a decrease in net assets resulting from operations of $4.7 million. This decrease is composed of a net investment income of $0.3 million; net realized gains of $2.3 million; and net unrealized loss of $7.3 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense.

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
August 31,
2011

Distributions and Other Income from Investments
Dividends and Distributions	$4.5
Paid-In-Kind Dividends and Distributions	0.8
Interest Income	0.9
Paid-In-Kind Interest and Other Income	0.4

Total Distributions and Other Income from Investments	6.6
Expenses
Investment Management Fee	(1.4)
Other Expenses	(0.5)

Total Management Fee and Other Expenses	(1.9)
Interest Expense	(0.4)

Net Distributable Income (NDI)	$4.3

Weighted Average Shares Outstanding	10.3
NDI per Weighted Average Share Outstanding	$0.42

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months;

•	The extent to which NDI is comprised of paid-in-kind (“PIK”) interest and distributions;

•	The impact of potential liquidity events at our portfolio companies; and

•	Realized and unrealized gains generated by the portfolio.

On October 5, 2011, we declared our quarterly distribution of $0.38 per common share for the fiscal third quarter for a total of $3.9 million. The distribution will be paid on October 28, 2011 to common stockholders of record on October 19, 2011.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•	NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization or write-offs of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

As of August 31, 2011, we had approximately $3.3 million in short-term investments, in the form of a repurchase agreement. Our repurchase agreement is collateralized by U.S. Treasury securities, and our counterparty is J.P. Morgan Securities Inc.

Our senior secured revolving credit facility (the “Credit Facility”) has a $70.0 million commitment maturing on March 30, 2013. Outstanding loan balances under the Credit Facility accrue interest at an annual rate equal to

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

LIBOR plus 2.00% based on the current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds that are traded), the interest rate will increase to LIBOR plus 3.00%. We pay a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and there is a $7 million limit of borrowing base contribution from any single issuer.

As of August 31, 2011, we had $70.0 million of borrowings under our Credit Facility (at an interest rate of 2.21%), which represented 56.6% of our borrowing base of $123.7 million (61.8% of our borrowing base of $113.4 million attributable to quoted securities). At August 31, 2011, our asset coverage ratio under the Investment Company Act of 1940, as amended (“the 1940 Act”), was 425%.

As of October 14, 2011, we had $69.0 million of borrowings under our Credit Facility (at an interest rate of 2.24%), which represented 56.8% of our borrowing base of $121.6 million (62.1% of our borrowing base of $111.1 million attributable to quoted securities). The maximum amount that we can borrow under our Credit Facility is limited to the lesser of our commitment amount of $70.0 million and our borrowing base.

Recent Developments

On July 13, 2011, we received $2.0 million from James River Coal Company (“James River”). This payment was our pro rata share of a post-closing adjustment associated with the sale of IRP to James River.

On August 3, 2011, VantaCore Partners, L.P. (“VantaCore”) issued 0.3 million Class B Preferred Units for $4.4 million. We purchased 0.1 million units ($1.9 million investment) in this transaction. VantaCore used the proceeds from this preferred stock issuance to acquire a quarry owned by a third party.

In August 2011, we made income tax payments of $14.1 million. These tax payments were primarily associated with the sale of IRP and other non-recurring income. We estimate that we will make remaining tax payments of $7.1 million in November 2011. We expect these payments to be funded primarily through the sale of portfolio securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF AUGUST 31, 2011
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 131.3%
Equity Investments(1) — 108.3%
United States — 108.3%
Public MLP, MLP Affiliate and Other Public Equity — 77.2%
Alliance Holdings GP, L.P.	46	$2,194
Boardwalk Pipeline Partners, LP	36	904
Buckeye Partners, L.P.	111	6,988
Buckeye Partners, L.P. — Unregistered, Class B Units(2)(3)	93	5,174
Capital Product Partners L.P.	225	1,529
Chesapeake Midstream Partners, L.P.	37	1,022
Crestwood Midstream Partners LP	80	2,054
Crude Carriers Corp.(4)	81	762
DCP Midstream Partners, LP	211	8,186
El Paso Pipeline Partners, L.P.	179	6,585
Enbridge Energy Partners, L.P.	270	7,685
Energy Transfer Equity, L.P.	265	10,120
Energy Transfer Partners, L.P.	321	14,462
Enterprise Products Partners L.P.	368	15,518
Exterran Partners, L.P.	213	4,866
Global Partners LP	205	4,083
Inergy, L.P.	96	2,717
Kinder Morgan Management, LLC(2)	91	5,522
MarkWest Energy Partners, L.P.	55	2,633
Navios Maritime Partners L.P.	26	409
Oiltanking Partners, L.P.(5)	60	1,432
ONEOK Partners, L.P.	299	13,006
Penn Virginia Resource Partners, L.P.	348	9,011
Plains All American Pipeline, L.P.(6)	103	6,231
Regency Energy Partners L.P.	392	9,357
SandRidge Permian Trust(5)	166	3,127
Spectra Energy Partners, LP	34	1,000
Targa Resources Partners LP	100	3,439
TC PipeLines, LP	118	5,140
Teekay LNG Partners L.P.	56	1,879
Teekay Offshore Partners L.P.	23	621
Teekay Tankers Ltd.	78	505
Tesoro Logistics LP	189	4,432
TransMontaigne Partners L.P.	59	2,010
VOC Energy Trust	97	2,167
Western Gas Partners, LP	43	1,576
Williams Partners L.P.	130	7,054

		175,400

Private MLP and Other Private Equity(3)(6)— 31.1%
Direct Fuels Partners, L.P. — Class A Common Units	2,500	32,500
Direct Fuels Partners, L.P. — Convertible Preferred Units(7)	144	2,911
Direct Fuels Partners, L.P. — Class D Preferred Units(8)	324	6,723
Plains All American GP LLC	3	5,151
ProPetro Services, Inc.(4)	150,097	5,519

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF AUGUST 31, 2011
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Private MLP and Other Private Equity(3)(6) (continued)
VantaCore Partners LP(2)	1,465	$13,914
VantaCore Partners LP — Class A Preferred Units(2)(9)	113	1,750
VantaCore Partners LP — Class B Preferred Units(2)(10)	133	2,335

		70,803

Total Equity Investments (Cost $233,323)		246,203

	Interest	Maturity	Principal
	Rate	Date	Amount

Debt Investments — 23.0%
United States — 22.1%
Midstream — 6.6%
Crestwood Holdings Partners, LLC	(11)	10/1/16	$6,819	6,887
Crestwood Midstream Partners LP	7.750%	4/1/19	8,335	8,002

				14,889

Upstream — 6.1%
Carrizo Oil & Gas, Inc.	8.625	10/15/18	3,000	3,075
CrownRock LP	10.000	8/15/16	3,250	3,024
Eagle Rock Energy Partners, L.P.	8.375	6/1/19	1,000	984
Laredo Petroleum, Inc.	9.500	2/15/19	6,500	6,906

				13,989

Other Energy — 9.4%
Calumet Specialty Products Partners, L.P.	9.375	5/1/19	2,000	1,940
Foresight Energy LLC	9.625	8/15/17	5,000	5,050
Penn Virginia Resource Partners, L.P.	8.250	4/15/18	2,925	2,852
ProPetro Services, Inc.(3)(6)	(12)	2/15/12	11,487	11,487

				21,329

Total United States (Cost $75,446)				50,207

Canada — 0.9%
Upstream — 0.9%
Southern Pacific Resources Corp. (Cost $2,042)	(13)	1/15/16	1,995	2,005

Total Debt Investments (Cost $77,488)				52,212

Total Long-Term Investments (Cost $310,811)				298,415

Repurchase Agreement — 1.5%
J.P. Morgan Securities Inc. (Agreement dated 8/31/2011 to be repurchased at $3,332), collateralized by $3,352 in U.S. Treasury securities (Cost $3,332)	—	9/1/11		3,332

Total Investments — 132.8% (Cost $314,143)				301,747

Senior Secured Credit Facility Borrowings				(70,000)
Other Liabilities in Excess of Other Assets				(4,471)

Net Assets				$227,276

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF AUGUST 31, 2011
(amounts in 000’s)
(UNAUDITED)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	All or a portion of distributions are paid-in-kind.

(3)	Fair valued and restricted security. See Notes 2, 3 and 9.

(4)	Security is non-income producing.

(5)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(6)	The Company believes that it may be an affiliate of Direct Fuels Partners, L.P. (“Direct Fuels”) and that it is an affiliate of Plains All American GP LLC, Plains All American Pipeline, L.P., ProPetro Services, Inc. (“ProPetro”) and VantaCore Partners LP (“VantaCore”). See Note 6 — Agreements and Affiliations.

(7)	The Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. See Note 9 — Restricted Securities.

(8)	The Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. The Class D Preferred Units have a liquidation preference of $20.00 per unit. See Note 9 — Restricted Securities.

(9)	The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the Common and Class A Preferred Units to the extent that such units did not receive full cash distributions. The Class A Preferred Units are senior to VantaCore’s Common Units in liquidation preference. See Note 9 — Restricted Securities.

(10)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and were issued on August 3, 2011 in connection with VantaCore’s acquisition of a quarry owned by a third-party. After one year of issuance, the holders of Class B Preferred Units will receive 0.25 common units of VantaCore for each Class B Preferred Unit held. The Class B Preferred Units have a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in liquidation preference. See Note 9 — Restricted Securities.

(11)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of August 31, 2011).

(12)	Floating rate first lien term loan. Effective January 28, 2011, security pays interest in-kind that is added to the outstanding principal of the term loan at a rate of LIBOR + 1,000 basis points, with a 5% LIBOR floor (15.00% as of August 31, 2011). See Note 2 — Investment Income.

(13)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of August 31, 2011).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2011
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $198,429)	$209,894
Affiliated (Cost — $112,382)	88,521
Repurchase agreement (Cost — $3,332)	3,332

Total investments (Cost — $314,143)	301,747
Receivable for securities sold	1,247
Interest, dividends and distributions receivable	1,110
Other receivables	5,040
Debt issuance costs, prepaid expenses and other assets	788

Total Assets	309,932

LIABILITIES
Senior secured revolving credit facility	70,000
Current income tax liability	7,107
Deferred income tax liability	3,388
Payable for securities purchased	52
Investment management fee payable	1,402
Accrued directors’ fees and expenses	79
Accrued expenses and other liabilities	628

Total Liabilities	82,656

NET ASSETS	$227,276

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized; 10,326,069 shares issued and outstanding)	$10
Paid-in capital	199,115
Accumulated net investment loss, net of income taxes, less dividends	(18,056)
Accumulated net realized gains on investments, net of income taxes	54,964
Net unrealized losses on investments, net of income taxes	(8,757)

NET ASSETS	$227,276

NET ASSET VALUE PER SHARE	$22.01

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three	For the Nine
	Months Ended	Months Ended
	August 31, 2011	August 31, 2011

INVESTMENT INCOME
Income
Dividends and Distributions:
Non-affiliated investments	$2,764	$6,340
Affiliated investments	1,720	4,781

Total dividends and distributions	4,484	11,121
Return of capital	(2,899)	(5,312)

Net dividends and distributions	1,585	5,809
Interest and other income — non-affiliated investments	871	3,021
Interest — affiliated investments	429	987

Total investment income	2,885	9,817

Expenses
Investment management fees	1,402	4,041
Professional fees	152	400
Directors’ fees and expenses	76	228
Administration fees	43	130
Insurance	35	104
Custodian fees	15	39
Other expenses	170	464

Total expenses — before interest expense	1,893	5,406
Interest expense	474	1,380

Total expenses	2,367	6,786

Net Investment Income — Before Income Taxes	518	3,031
Current income tax expense	(140)	(786)
Deferred income tax expense	(43)	(292)

Net Investment Income	335	1,953

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	3,496	4,731
Investments — affiliated	(11)	73,898
Current income tax expense	(1,083)	(20,393)
Deferred income tax expense	(109)	(7,569)

Net Realized Gains	2,293	50,667

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(9,029)	30,883
Investments — affiliated	(2,324)	(73,248)
Deferred income tax benefit	4,018	15,066

Net Change in Unrealized Losses	(7,335)	(27,299)

Net Realized and Unrealized Gains (Losses)	(5,042)	23,368

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,707)	$25,321

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS
(amounts in 000’s, except share amounts)

	Nine Months
	Ended
	August 31, 2011		For the Year Ended
	(Unaudited)		November 30, 2010

OPERATIONS
Net investment income (loss)	$1,953		$(1,803)
Net realized gains	50,667		7,569
Net change in unrealized gains (losses)	(27,299)		47,448

Net Increase in Net Assets Resulting from Operations	25,321		53,214

DIVIDENDS AND DISTRIBUTIONS
Dividends	(10,183	)(1)	(5,154	)(2)
Distributions — return of capital	—	(1)	(7,090	)(2)

Dividends and Distributions	(10,183)		(12,244)

CAPITAL STOCK TRANSACTIONS
Issuance of 59,409 and 102,682 shares of common stock from reinvestment of dividends	1,097		1,532

Total Increase in Net Assets	16,235		42,502

NET ASSETS
Beginning of period	211,041		168,539

End of period	$227,276		$211,041

(1)	This is an estimate of the characterization of the distributions paid to common stockholders for the nine months ended August 31, 2011 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the common stock distributions made during the current period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal year ended November 30, 2010 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2011
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$25,321
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of long-term investments	(192,318)
Proceeds from sale of long-term investments	201,155
Purchase of short-term investments, net	(1,257)
Realized gains on investments	(78,629)
Return of capital distributions	5,312
Unrealized losses on investments	42,365
Amortization of bond premiums, net	10
Increase in receivable for securities sold	(1,247)
Decrease in interest, dividends and distributions receivable	87
Increase in other receivables	(5,040)
Amortization of deferred debt issuance costs	276
Increase in prepaid expenses and other assets	(22)
Increase in current income tax liability	7,107
Decrease in deferred income tax liability	(7,209)
Increase in payable for securities purchased	52
Increase in investment management fee payable	252
Increase in accrued directors’ fees and expenses	6
Decrease in accrued expenses and other liabilities	(135)

Net Cash Used in Operating Activities	(3,914)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit facility	13,000
Cash distributions to stockholders	(9,086)

Net Cash Provided by Financing Activities	3,914

NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,097 for the nine months ended August 31, 2011.

During the nine months ended August 31, 2011, there were $13,400 of federal income taxes paid and $676 of state income taxes paid. Interest paid was $1,122.

During the nine months ended August 31, 2011, the Company received $3,486 of paid-in-kind dividends and distributions and $987 of paid-in-kind interest. See Note 2 — Investment Income.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine						For the Period
	Months Ended		For the Year Ended				September 21, 2006
	August 31, 2011		November 30,				through
	(Unaudited)		2010	2009	2008	2007	November 30, 2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$20.56		$16.58	$16.10	$23.95	$24.03	$23.32

Net investment income (loss)	0.19		(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	2.27		5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—		—	—	(0.38)	—	—

Total income (loss) from investment operations	2.46		5.21	1.78	(6.18)	1.26	0.71

Dividends(2)	(0.99)		(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—		—	—	—	(0.15)	—
Distributions — return of capital(2)	—		(0.69)	(1.30)	(1.67)	(0.24)	—

Total Dividends and Distributions	(0.99)		(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of dividends	(0.02)		(0.03)	—	—	—	—

Net asset value, end of period	$22.01		$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$20.52		$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	18.8%		45.8%	56.0%	(54.8)%	9.3%	(10.7)%

Supplemental Data and Ratios(5)
Net assets, end of period	$227,276		$211,041	$168,539	$162,687	$240,758	$240,349

Ratio of expenses to average net assets:
Management fees	2.3%		2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	0.8		1.0	1.3	1.1	0.9	1.3

Subtotal	3.1		3.1	3.3	1.5	4.0	3.7
Interest expense	0.8		0.9	0.8	2.0	1.0	—
Management fee waivers	—		—	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.9		4.0	4.1	3.5	4.6	3.2
Tax expense	8.1		16.3	6.9	— (7)	0.8	—

Total expenses(6)	12.0%		20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	1.1%		(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	11.0	%(8)	28.3%	11.3%	(29.5)%	5.1%	3.0	%(8)
Portfolio turnover rate	64.6	%(8)	33.4%	20.9%	27.0%	28.8%	5.6	%(8)
Average net assets	$229,271		$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,291,837		10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the Credit Facilities	$60,055		$54,956	$53,422	$75,563	$32,584	—
Asset coverage of total debt(9)	424.7%		470.2%	n/a	n/a	n/a	n/a
Average amount of borrowings outstanding per share of common stock during the period	$5.84		$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding for each of the periods ended.

(2)	The information presented for the nine months ended August 31, 2011 is an estimate of the characterization of the distributions paid based on the Company’s operating results during the period. The information presented in each of the other periods is a characterization of a portion of the total distributions paid to common stockholders as either dividends (ordinary income) or distributions (long term capital gains or return of capital) and is based on the Company’s earnings and profits.

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	For the year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(7)	For the year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(8)	Not annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness. Prior to July 7, 2010, the Company was a business development company (“BDC”) under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” Prior to November 30, 2007, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Since December 1, 2007, the Company has been taxed as a corporation. See Note 4 — Income Taxes.

From inception through July 6, 2010, the Company had elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On June 30, 2010, the Company’s stockholders approved the withdrawal of its election to be treated as a BDC under the 1940 Act, and on July 7, 2010, the Company filed the withdrawal with the SEC, which was effective upon receipt. The Company is also no longer subject to the requirement that 70% of its portfolio must be comprised of “qualifying assets,” which generally include domestic private companies.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each quarter. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) on a quarterly basis and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets each quarter to consider valuations presented by KAFA, if any, which were made in accordance with valuation procedures adopted by the Board of Directors in such quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the Board of Directors, which consist of certain limited procedures that the Company identified and requested them to perform. For the nine months ended August 31, 2011, the independent valuation firm performed limited procedures on investments in five portfolio companies, comprising approximately 29.0% of the total investments as of August 31, 2011. The independent valuation firm also performed certain limited procedures on the Company’s $5,040 receivable (as of August 31, 2011) associated with the sale of its investment in International Resource Partners LP (“IRP”). Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

During the course of such valuation process, where appropriate, privately-issued equity and debt investments are valued using comparisons of financial ratios of the portfolio companies that issued such equity and debt

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

securities to any peer companies that are publicly traded. The value derived from this analysis is then discounted to reflect the illiquid nature of the investment. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments in privately-issued securities may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Factors that the Company may take into account in fair value pricing its investments include, as relevant, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, the nature and realizable value of any collateral and other relevant factors.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the fair value of the publicly-traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA will determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

On April 18, 2011, the Company completed its sale of IRP. A portion of the total consideration was placed in escrow with the balance being paid in cash. Proceeds will be released from the escrow upon satisfaction of certain post-closing obligations or the expiration of certain time periods. The other receivable represents the Company’s estimated fair value of its portion of the escrow ($5,040). On July 13, 2011, the Company received proceeds totaling $2,035 for certain post-closing adjustments relating to the sale of IRP.

At August 31, 2011, the Company held 40.7% of its net assets applicable to common stockholders (29.8% of total assets) in securities and other receivables that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities ($87,464) and other receivables ($5,040) at August 31, 2011 was $92,504. See Note 9 — Restricted Securities.

E. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Company may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.  The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

H. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received the Company estimates the amount of such payment that is considered investment income and the amount that is considered a return of capital. Such estimates are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (1) the components of total dividends and distributions from the Company’s private and public investments, (2) the percentage of return of capital attributable to each category and (3) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to Net Realized Gains (Losses) and Net Change in Unrealized Gains (Losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

equivalent reduction in the cost basis of the associated investments, and increases Net Realized Gains (Losses) and Net Change in Unrealized Gains (Losses).

	Three Months Ended	Nine Months Ended
	August 31, 2011	August 31, 2011

Distributions from private MLPs	$1,619	$4,482
Distributions from public MLPs and dividends from other public equity investments	2,865	6,639

Total dividends and distributions from investments	$4,484	$11,121

Distributions from private MLPs — % return of capital	8%	(19)%
Distributions from public MLPs and dividends from other public equity investments — % return of capital	97%	93%
Total dividends and distributions — % return of capital	65%	48%

Return of capital — attributable to net realized gains	$290	$781
Return of capital — attributable to net change in unrealized gains	2,609	4,531

Total return of capital	$2,899	$5,312

During the fiscal second and third quarters of 2011, the Company received 2010 tax reporting information that was used to decrease its prior year return of capital estimate by a total of $1,154. During the second quarter, the Company received information from IRP (a private MLP) that reduced the return of capital estimate by $1,425. In the third quarter, the Company increased the return of capital estimate by $271 based on tax reporting information from public MLPs and other public equity investments.

For the nine months ended August 31, 2011, the Company estimated the return of capital portion of distributions received to be $6,466 (58%). This amount was reduced by the total adjustment of $1,154 attributable to the 2010 tax reporting information. As a result, the return of capital percentage for the nine months ended August 31, 2011 was 48%.

For the three months ended August 31, 2011, the Company estimated the return of capital portion of distributions received to be $2,628 (58%). This amount was increased by $271 attributable to the 2010 tax reporting information received in the third quarter. As a result, the return of capital percentage for the three months ended August 31, 2011 was 65%.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three and nine months ended August 31, 2011, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company accrued paid-in-kind interest on its first lien debt investment in ProPetro Services, Inc. (“ProPetro”). As a result of the debt restructuring that was completed on January 28, 2011 and substantially improved operating results, the Company now expects to be repaid the full face value plus accrued interest when the notes mature in February 2012. During the three and nine months ended August 31, 2011, the Company recognized $429 and $987 of paid-in-kind interest, which increased the outstanding principal of the Company’s investment in the ProPetro debt investment.

The Company receives or has received paid-in-kind dividends in the form of additional units from its investments in Direct Fuels Partners, L.P., VantaCore Partners LP, Enbridge Energy Management, L.L.C., Kinder Morgan Management, LLC and Buckeye Partners, L.P. (Class B Units). The additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. During the three and nine months ended August 31, 2011, the Company received the following paid-in-kind dividends.

	Three Months Ended	Nine Months Ended
	August 31, 2011	August 31, 2011

Direct Fuels Partners, L.P.	$—	$1,395
VantaCore Partners LP	644	1,751
Enbridge Energy Management, L.L.C.	—	67
Kinder Morgan Management, LLC	98	181
Buckeye Partners, L.P. (Class B Units)	92	92

Total stock dividends	$834	$3,486

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made for the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

K. Income Taxes  — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of August 31, 2011, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories:

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2011, and the Company presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	One or More
		Active Markets	Observable Inputs	Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$246,203	$170,226	$—	$75,977
Debt investments	52,212	—	40,725	11,487
Short-term investments	3,332	—	3,332	—
Other receivables(1)	5,040	—	—	5,040

Total assets at fair value	$306,787	$170,226	$44,057	$92,504

(1)	On April 18, 2011, the Company completed its sale of IRP. A portion of the total consideration was placed in escrow with the balance being paid in cash. Proceeds will be released from the escrow upon satisfaction of certain post-closing obligations or the expiration of certain time periods. The other receivable represents the Company’s estimated fair value of its portion of the escrow ($5,040). On July 13, 2011, the Company received proceeds totaling $2,035 for certain post-closing adjustments relating to the sale of IRP.

The Company did not have any liabilities that were measured at fair value on a recurring basis at August 31, 2011. For the three and nine months ended August 31, 2011, there were no transfers between Level 1 and Level 2.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating ASU No. 2011-04 and does not believe that it will have a material impact on the Company’s financial statements and disclosures.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2011.

	Three Months Ended August 31, 2011
	Total	Debt	Equity

Balance — May 31, 2011	$94,553	$11,058	$83,495
Sale	—	—	—
Realized losses	(11)	—	(11)
Unrealized gains (losses), net	(2,465)	429	(2,894)
Purchases	6,868	—	6,868
Issuances	644	—	644
Transfer out	(5,050)	—	(5,050)
Settlements(1)	(2,035)	—	(2,035)

Balance — August 31, 2011	$92,504	$11,487	$81,017

	Nine Months Ended August 31, 2011
	Total	Debt	Equity

Balance — November 30, 2010	$143,811	$4,500	$139,311
Sale(2)	(102,045)	—	(102,045)
Realized gains (losses)	73,898	—	73,898
Unrealized gains (losses), net(3)	(43,214)	6,987	(50,201)
Purchases	16,918	—	16,918
Issuances	3,146	—	3,146
Transfer out	(5,050)	—	(5,050)
Settlements(4)	5,040	—	5,040

Balance — August 31, 2011	$92,504	$11,487	$81,017

(1)	On July 13, 2011, the Company received proceeds totaling $2,035 for certain post-closing adjustments relating to the sale of IRP.

(2)	Relates to the sale of the Company’s investment in IRP.

(3)	Of the $43,214 of net unrealized losses presented above, $59,614 of the unrealized loss results from the reversal of the unrealized gain attributable to IRP that was realized upon the sale of the Company’s investment during the fiscal second quarter 2011. The remaining unrealized gains of $16,400 relate to investments that are still held at August 31, 2011, and the Company includes these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains (Losses).

(4)	The amount reflects the fair value of the receivable, held in escrow, that the Company expects to receive in connection with the sale of IRP.

The purchases of $6,868 and $16,918 for the three and nine months ended August 31, 2011 relate to the Company’s purchase of Class B Preferred Units of VantaCore, a private investment in public equity (“PIPE investment”) in Regency Energy Partners L.P., the investment in Plains All American GP LLC and the Class B Units of Buckeye Partners, L.P. The issuances of $644 and $3,146 for the three and nine months ended August 31, 2011 relate to the issuance of Class D Preferred Units of Direct Fuels and the issuance of Class A Preferred Units of VantaCore. The Company’s investment in the common units of Regency Energy Partners L.P., which is noted as a

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

transfer out of Level 3 in the tables above, became readily marketable during the three and nine months ended August 31, 2011.

4.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any. At May 31, 2011, primarily as a result of the sale of its investment in IRP, the Company incurred a current income tax liability. In August 2011, the Company paid federal income taxes of $13,400 and state income taxes of $676, which was a significant portion of its total liability. The current tax liability at August 31, 2011 relates primarily to the remaining tax liability associated with the IRP sale and is expected to be paid in November 2011. Components of the Company’s current and deferred tax assets and liabilities are as follows:

As of
August 31, 2011

Current tax liability	$(7,107)

Deferred tax asset:
Organizational costs	$15
Deferred tax liabilities:
Net unrealized gains on investment securities	(1,505)
Basis reductions resulting from estimated return of capital	(1,898)

Total net deferred tax liability	$(3,388)

During the second quarter, as a result of the Company’s sale of IRP, the Company utilized all of its estimated federal and state net operating loss carryforwards of $20,829 and $18,816, respectively.

During the second quarter, the Company also utilized all of its capital loss carryforward of $3,709.

As of August 31, 2011, the identified cost of investments for federal income tax purposes was $300,555. The cost basis of investments includes a $13,589 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments at August 31, 2011. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of
August 31, 2011

Gross unrealized appreciation of investments	$39,499
Gross unrealized depreciation of investments	(38,307)

Net unrealized appreciation of investments	$1,192

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

For the three and nine months ended August 31, 2011, the Company’s effective tax rate was 35.6%. Components of the Company’s income tax benefit (expense) were as follows:

	For the	For the
	Three Months Ended	Nine Months Ended
	August 31, 2011	August 31, 2011

Current income tax expense — net investment income	$(140)	$(786)
Deferred income tax expense — net investment income	(43)	(292)
Current income tax expense — realized gains	(1,083)	(20,393)
Deferred income tax expense — realized gains	(109)	(7,569)
Deferred income tax benefit — unrealized losses	4,018	15,066

Income tax benefit (expense)	$2,643	$(13,974)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the three and nine months ended August 31, 2011, as follows:

	For the	For the
	Three Months Ended	Nine Months Ended
	August 31, 2011	August 31, 2011

Computed federal income tax at 35%	$2,573	$(13,753)
State income tax, net of federal tax	70	(435)
Other, net	—	214

Total income tax benefit (expense)	$2,643	$(13,974)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of August 31, 2011, the Company did not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

5.	Concentration of Risk

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. Under normal circumstances, the Company intends to invest at least 80% of total assets in securities of Energy Companies. A key focus area for the Company’s investments in the energy industry is equity and debt investments in Midstream Energy Companies structured as limited partnerships. The Company also invests in equity and debt securities of Other Energy Companies and debt securities in Upstream Energy Companies. A substantial portion of the cash flow received by the Company is derived from investments in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Company has entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement has

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

automatic one-year renewals unless earlier terminated by either party as provided under the terms of the Administration Agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Company has material future rights and commitments. Pursuant to the investment management agreement, KAFA has agreed to serve as investment adviser. Payments under the investment management agreement include a management fee and reimbursement of certain expenses.

Investment Management Fee.  The Company pays an amount equal on an annual basis to 1.75% of average total assets to KAFA as compensation for services rendered. This amount is payable each quarter after the end of the quarter. For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

The Company’s management fees for the three and nine months ended August 31, 2011 were $1,402 and $4,041, respectively.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Affiliated Investments.

Direct Fuels Partners, L.P. — At August 31, 2011, the Company held a 39.9% limited partnership interest in Direct Fuels Partners, L.P. (“Direct Fuels”). The Company believes that the limited partnership interests of Direct Fuels should not be considered voting securities for purposes of the 1940 Act because of the limited scope and

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the board of the general partner for Direct Fuels. Although the Company does not own any interest in the general partner of Direct Fuels, it believes that it may be an affiliate of Direct Fuels under the 1940 Act by virtue of its participation on the board of the general partner.

Plains All American GP LLC and Plains All American Pipeline, L.P.— Robert V. Sinnott is a member of the Company’s Board of Directors and a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains GP. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains GP and Plains All American, L.P. under the 1940 Act by virtue of (i) the ownership interests in the general partner by the Company and other affiliated Kayne Anderson funds and (ii) Mr. Sinnott’s participation on the board of Plains GP.

ProPetro Services, Inc. — At August 31, 2011, the Company held 19.1% of ProPetro Services, Inc. (“ProPetro”) outstanding common stock. The Company’s President and Chief Executive Officer and one of its Executive Vice Presidents serve as directors on ProPetro’s board of directors. The Company believes that it is an affiliate of ProPetro by virtue of its common stock ownership and its participation on its board of directors.

VantaCore Partners LP — At August 31, 2011, the Company held a 30.9% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general partner of VantaCore, it believes it is an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.

7.	Derivative Financial Instruments

As required by the Derivative and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

As of August 31, 2011, the Company held no derivative instruments, and during the three and nine months ended August 31, 2011, the Company did not have any activity involving derivative instruments.

8.	Investment Transactions

For the nine months ended August 31, 2011, the Company purchased and sold securities in the amount of $192,318 and $201,155 (excluding short-term investments), respectively.

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

At August 31, 2011, the Company held the following restricted investments:

				Number of
				Units or				Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	Fair Value	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Per Unit	Assets	Assets

Level 3 Investments(1)
Buckeye Partners, L.P.	Class B Units	6/10/11	(2)	93	$5,002	$5,174	$55.85	2.3%	1.7%
Direct Fuels Partners, L.P.(3)	Class A Common Units	6/11/07	(4)	2,500	41,359	32,500	13.00	14.3	10.5
Direct Fuels Partners, L.P.	Class A Convertible Preferred Units(5)	5/14/09	(4)	96	1,952	1,939	20.10	0.8	0.6
Direct Fuels Partners, L.P.	Class B Convertible Preferred Units(5)	8/25/09	(4)	27	538	546	20.30	0.2	0.2
Direct Fuels Partners, L.P.	Class C Convertible Preferred Units(5)	11/20/09	(4)	20	408	426	21.00	0.2	0.1
Direct Fuels Partners, L.P.	Class D Preferred Units	(6)	(4)	324	6	6,723	20.75	3.0	2.2
Plains All American GP LLC	Common Units	(7)	(4)	3	4,885	5,151	1,478	2.3	1.7
ProPetro Services, Inc.	Common Shares	2/15/07	(4)	150,097	13	5,519	0.04	2.4	1.8
ProPetro Services, Inc.	Secured Term Loan	2/15/07	(4)	$11,487	36,776	11,487	n/a	5.1	3.7
VantaCore Partners LP(8)	Class A Common Units	(7)	(4)	1,465	21,425	13,914	9.50	6.1	4.4
VantaCore Partners LP	Class A Preferred Units	(9)	(4)	113	—	1,750	15.50	0.8	0.6
VantaCore Partners LP(10)	Class B Preferred Units	8/3/11	(4)	133	1,868	2,335	17.50	1.0	0.7

Total					$114,232	$87,464		38.5%	28.2%

Level 2 Investments(11)
Calumet Specialty Products Partners, L.P.	Senior Notes	4/15/11	(2)	$2,000	$2,000	$1,940	n/a	0.9%	0.6%
Crestwood Holdings Partners, LLC	Secured Term Loan	(7)	(4)	$6,819	6,726	6,887	n/a	3.0	2.2
Crestwood Midstream Partners LP	Senior Notes	(7)	(2)	$8,335	8,353	8,002	n/a	3.5	2.6
CrownRock LP	Senior Notes	8/12/11	(4)	$3,250	3,012	3,024	n/a	1.3	1.0
Eagle Rock Energy Partners, L.P.	Senior Notes	5/24/11	(2)	$1,000	993	984	n/a	0.5	0.3
Foresight Energy LLC	Senior Notes	8/6/10	(4)	$5,000	4,972	5,050	n/a	2.2	1.6
Laredo Petroleum, Inc.	Senior Notes	(7)	(4)	$6,500	6,729	6,906	n/a	3.0	2.2
Southern Pacific Resources Corp.	Secured Term Loan	5/5/11	(4)	$1,995	2,042	2,005	n/a	0.9	0.7

Total					$34,827	$34,798		15.3%	11.2%

Total of all restricted securities					$149,059	$122,262		53.8%	39.4%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	Unregistered security of a public company.

(3)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(4)	Unregistered security of a private company.

(5)	The Direct Fuels Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. The Class A Preferred Units are convertible into Class A Common Units at a price of $20.00 per unit. The Class B Preferred Units are convertible into Class A Common Units at a price of $18.50 per unit. The Class C Preferred Units are convertible into Class A Common Units at a price of $15.50 per unit.

(6)	The Direct Fuels Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. During the three months ended February 28, 2011, the Company received Class D Preferred Units in lieu of cash distributions.

(7)	These securities were acquired at various dates throughout the nine months ended August 31, 2011 and/or in prior years.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

(8)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(9)	The VantaCore Class A Preferred Units are senior to the VantaCore Common Units in liquidation preference. The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the common and preferred units to the extent that such units did not receive full cash distributions.

(10)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and were issued on August 3, 2011 in connection with VantaCore’s acquisition of a quarry owned by a third-party. After one year of issuance, the holders of Class B Preferred Units will receive 0.25 common units of VantaCore for each Class B Preferred Unit held. The Class B Preferred Units have a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in liquidation preference.

(11)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

10.	Senior Secured Revolving Credit Facility

On March 30, 2010, the Company replaced its then existing senior secured revolving credit facility with an amended and restated senior secured revolving credit facility (the “Credit Facility”). The Credit Facility has availability of $70,000 and a three year commitment maturing on March 30, 2013. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 2.00% based on current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company paid an upfront fee of 0.50% on the $70,000 commitment and pays a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets and are guaranteed by any of the Company’s future subsidiaries, other than special purpose subsidiaries. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, on a consolidated basis, of total assets (excluding deferred tax assets) less liabilities (other than indebtedness and deferred tax liabilities) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base, (c) maintaining consolidated net assets at each fiscal quarter end of not less than the greater of: 40% of the consolidated total assets of the Company and its subsidiaries, and $70,000 plus 25% of the net proceeds from any issuance of equity securities by the Company and its subsidiaries subsequent to the closing of the Credit Facility, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends and other specified restricted payments, (h) limitations on disposition of assets, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiaries, (k) limitations on sale and leaseback transactions, (l) limitations on specified hedging transactions, (m) limitations on changes in accounting treatment and reporting practices, (n) limitations on specified amendments to the Company’s investment management agreement during the continuance of a default, (o) limitations on the aggregate amount of unfunded commitments, and (p) limitations on establishing deposit, securities or similar accounts not subject to control agreements in favor of the lenders. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations, and private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.

Under the terms of the Credit Facility, if borrowings exceed 90% of borrowing base, the Company is restricted in paying distributions to stockholders to no more than the amount of Distributable Cash Flow for the current and prior three quarters. As of August 31, 2011, the Company had $70,000 borrowed under its Credit Facility (at an interest rate of 2.21%), which represented 56.6% and 61.8% of its borrowing base and quoted borrowing base of $123,727 and $113,369, respectively. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $70,000 and its borrowing base.

As of August 31, 2011, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the nine months ended August 31, 2011 were as follows:

Shares outstanding at November 30, 2010	10,266,660
Shares issued through reinvestment of dividends and distributions	59,409

Shares outstanding at August 31, 2011	10,326,069

12.	Subsequent Event

On October 5, 2011, the Company declared its quarterly distribution of $0.38 per common share for the fiscal third quarter for a total of $3,924. The distribution is payable on October 28, 2011 to stockholders of record on October 19, 2011.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
William R. Cordes	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Robert V. Sinnott	Director
William L. Thacker	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President
Jody C. Meraz	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Third Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor Dallas, TX 75254	350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel
Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.